                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    December 5, 1997
                                                   -----------------------



                        Global Diamond Resources, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



          Nevada                       0-21635                  33-0213535
          ------                       -------                  ----------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)



836 Prospect Street, Suite 2B, La Jolla, California                     92037
--------------------------------------------------------------------------------
     (Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:    (619) 459-1928
                                                     ------------------



                            Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant.

     Not applicable.

Item 2.  Acquisition or Disposition of Assets.

     Not applicable.

Item 3.  Bankruptcy or Receivership.

     Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

     Not applicable.

Item 5.  Other Events.

     On December 5, 1997, the Company entered into a Securities Purchase Agreement with a large privately-held Middle Eastern investor conglomerate with multi-national operations ("MEIC") pursuant to which the MEIC has invested $4,600,000 in the Company with a commitment to advance an additional $1,400,000 subject to the fulfillment of certain conditions. Under the terms of the Agreement, the MEIC purchased 3,525,241 common shares of the Company for the purchase price of $3,000,000. In addition, the MEIC agreed to lend the Company up to $3,000,000 pursuant to a Secured Convertible Promissory Note in the original principal amount of $3,000,000 issued by a wholly-owned offshore subsidiary of the Company. To date, the MEIC has advanced $1,600,000 under the Note to the Company's subsidiary and has agreed to advance the balance of $1,400,000 at such time as the Company acquires all necessary permits under South African law to mine its Caerwinning property. The Note issued to the MEIC is secured by 100% of the stock of the Company's South African subsidiary, Global Diamond Resources (SA) (Pty) Limited, which holds all of the Company's mining properties, plant and equipment.

     Made part of the report is a pro forma consolidated balance sheet of the Company as of September 30, 1997 which gives effect to the consummation of the transactions with the MEIC.

     Under the terms of the Note, the outstanding principal accrues interest at a rate of 15% per year, payable in bi-annual installments, with all principal and interest due within five years from the date of the Note. The principal and interest under the Note is convertible in to a maximum of 903,908 common shares of the Company at the rate of $.85 per share. The Note does not contain any penalties for prepayment, however the Note does include certain negative and affirmative financial and operational covenants on the part of the Company. In addition to the foregoing, the MEIC received warrants to purchase up to 403,926 shares of Common Stock at prices ranging from Cdn$.75 to US$.75. The Company will use the proceeds from the financing to further its mining operations in South Africa.

     The Company has agreed to expand its Board of Directors to nine members and appoint three nominees of the MEIC to the Board. The Company also intends to establish a five member Executive Committee and appoint two nominees of the MEIC to the Committee.

     The Company also announced that the Board of Directors has approved a two for one forward split of the outstanding common shares of the Company and a change in its authorized common stock from 25 million shares of $.001 par value common stock to 50 million shares of $.0005 common stock. The change in the authorized capital stock did not require the approval of the stockholders of the Company under the Nevada General Corporation Law. The effective time of the split will be 5:00 p.m. (PST) on December 19, 1997.

     This report contains forms of forward-looking statements that are based on the Company's beliefs as well as assumptions made by and information currently available to the Company. Such statements are subject to certain risks, uncertainties and assumptions, which are identified and described in the Company's periodic reports with the Securities and Exchange Commission, including lack of significant operating history, lack of proven or probable reserves, the speculative nature of miming activities, political instability, general miming risks and general domestic and international economic conditions and the Company's continued access to capital. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results will vary materially from those anticipated, estimated, or projected and the variations may be material.

Item 6.  Resignations of Registrant's Directors.

     Not applicable.

Item 7.  Financial Statements and Exhibits.

     Not applicable.

Item 8.  Change in Fiscal Year.

     Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

     On November 25, 1997, the Company issued 391,010 shares of its common stock to four (4) parties in consideration of consulting services rendered and in payment of finders fees in connection with certain investment transactions. On the same date, the Company also issued 349,000 shares of common stock upon the exercise of outstanding common stock purchase warrants. In addition, the Company issued on the same date 465,112 shares of common stock upon the conclusion of its private placement to five (5) Canadian investors, which included 32,340 shares issued to a finder in connection with such financing.
All of the shares were issued pursuant to Regulation S under the Securities Act of 1933. Except as described herein, there were no underwriters involved in any of the issuances described herein.

Global Diamond Resources, Inc.
Unaudited Pro Forma Consolidated Balance Sheet
September 30, 1997

     Set forth below is a pro forma consolidated balance sheet of Global Diamond Resources, Inc., a Nevada corporation (the "Company"), which gives effect to the Company's consummation of its investment transaction described in Item 5 above.

                                          ASSETS
                                                                   Funding
                                                       9/30/97    (Note 1)      Pro Forma
                                                 -------------    ---------     ---------
Current Assets
  Cash & cash equivalents                        $      88,292    4,600,000     4,688,292
  Accounts receivable                                   37,893                     37,893
  Marketable security available for sale                22,500                     22,500
                                                 -------------    ---------     ---------
                                                       148,685    4,600,000     4,748,685

Fixed assets, net                                      994,593                    994,593
                                                 -------------    ---------     ---------
Total Assets                                     $   1,143,278    4,600,000     5,743,278
                                                 =============    =========     =========

                            LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
  Accounts payable and accrued liabilities       $      42,059                     42,059
Long Term Liability                                               1,600,000     1,600,000

Stockholders' Equity
  Common stock                                           6,425        3,525         9,950
  Additional paid-in capital                         2,625,809    2,996,475     5,622,284
  Common stock subscription received                   792,204                    792,204
  Accumulated deficit                               (2,296,126)                (2,296,126)
  Cumulative translation deficit                       (27,093)                   (27,093)
                                                 -------------    ---------     ---------
                                                     1,101,219    3,000,000     4,101,219

Total Stockholders' Equity and Liabilities       $   1,143,278    4,600,000     5,743,278
                                                 =============    =========     =========

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Global Diamond Resources, Inc.
                              (Registrant)



Date:  December 17, 1997      By: /s/ Mervyn McCulloch
                                  ---------------------------------------------
                                      Mervyn McCulloch, Chief Financial Officer